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                                                                    Exhibit 10.1

                        [LETTERHEAD OF LAVERY, DE BILLY]

                                          Montreal, September 14, 2000

Diamond Discoveries International Corp.
119 West 23rd Street, #507
New York, N.Y. 10011
U.S.A

RE: Our file MB 108433-100

Dear Sir

Lavery, de Billy does hereby consent that Diamond Discoveries International Corp. use our legal opinion on Mining Exploration Permits dated July 10, 2000 in connection with your Registration Statement on Form 10-SB to be filed with the Securities and Exchange Commission.

                                        Yours truly,


                                        /s/ LAVERY, de BILLY
                                        LAVERY, de BILLY

MB/al